UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 11, 2007

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)



           Indiana                       1-5672               13-5158950
 (State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

                4 West Red Oak Lane
               White Plains, New York                  10604
               (Address of principal                 (Zip Code)
                 executive offices)


       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 8.01      Other Events

     On October 11, 2007, ITT Corporation entered into an Administrative Compliance Agreement with the United States Army on behalf of the U.S. Government (the "Administrative Compliance Agreement"). The Administrative Compliance Agreement requires ITT Corporation to take certain remedial actions, including implementing certain compliance programs and appointing an independent monitor for the oversight of ITT Corporation's compliance with the Administrative Compliance Agreement, as described in more detail therein. A copy of the Administrative Compliance Agreement is filed as Exhibit 99.1 to this report and incorporated herein by reference. The Administrative Compliance Agreement relates to a Plea Agreement and a Deferred Prosecution Agreement ITT Corporation had previously entered into in connection with the settlement of a Department of Justice investigation which began in 2001 regarding ITT Night Vision's compliance with the International Traffic and Arms Regulations. The Plea Agreement and the Deferred Prosecution Agreement are described in more detail in, and attached as exhibits to, the Current Report on Form 8-K filed by ITT Corporation with the Securities and Exchange Commission on March 30, 2007 and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

     99.1 Administrative Compliance Agreement dated October 11, 2007 between ITT Corporation and the United States Army on behalf of the U.S. Government in furtherance of the Department of Justice settlement (including Attachment 3).

     99.2 Plea Agreement filed March 28, 2007 between ITT Corporation and the United States Attorney's Office for the Western District of Virginia on behalf of the United States (Attachment 2 to Exhibit 99.1 filed herewith) (incorporated by reference to Exhibit 99.3 to ITT Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2007).

     99.3 Deferred Prosecution Agreement filed March 28, 2007 between ITT Corporation and the United States Attorney's Office for the Western District of Virginia on behalf of the United States (including Appendix A--Statement of Facts; and Appendix B--Remedial Action Plan) (Attachment 1 to Exhibit 99.1 filed herewith) (incorporated by reference to Exhibit 99.4 to ITT Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30,
          2007).


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITT CORPORATION

                                        By:  /s/ Kathleen S. Stolar
                                             -----------------------------------
                                             Kathleen S. Stolar

                                        Its: Vice President, Secretary
                                             and Associate General Counsel


Date: October 12, 2007


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

                                  EXHIBIT INDEX

     99.1 Administrative Compliance Agreement dated October 11, 2007 between ITT Corporation and the United States Army on behalf of the U.S. Government in furtherance of the Department of Justice settlement (including Attachment 3).

     99.2 Plea Agreement filed March 28, 2007 between ITT Corporation and the United States Attorney's Office for the Western District of Virginia on behalf of the United States (Attachment 2 to Exhibit 99.1 filed herewith) (incorporated by reference to Exhibit 99.3 to ITT Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2007).

     99.3 Deferred Prosecution Agreement filed March 28, 2007 between ITT Corporation and the United States Attorney's Office for the Western District of Virginia on behalf of the United States (including Appendix A--Statement of Facts; and Appendix B--Remedial Action Plan) (Attachment 1 to Exhibit 99.1 filed herewith) (incorporated by reference to Exhibit 99.4 to ITT Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30,
          2007).


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